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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 21, 1997


                         United Security Bancorporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Washington                0-18561                91-1259511
(State or other jurisdiction       (Commission        (IRS Employer Identi-
       of incorporation)            File Number)          fication Number)


           9506 North Newport Highway, Spokane, Washington 99218-1200
           ----------------------------------------------------------
                (Address of principal executive offices/Zip Code)


       Registrant's telephone number, including area code: (509) 467-6949


              Item 4. Changes in Registrant's Certifying Accountant

(a) On April 22, 1997, the Audit Committee of United Security Bancorporation (the "Company") accepted the decision of the firm of McFarland & Alton, P.S. ("McFarland & Alton") to decline to stand for re-election as the independent auditor for the Company and its subsidiaries.

(b) McFarland & Alton's Audit Report on the Company's financial statements for the years ended December 31, 1995, and December 31, 1996, did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

(c) During McFarland & Alton's audit of the Company's 1996 financial statements, McFarland & Alton noted matters involving the internal control structure and its operation that they considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants.
McFarland & Alton also stated in a communication with the Audit Committee:


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        There were disagreements with management regarding the materiality, accounting treatment, and necessary disclosures related to the Home Security Bank fraud loss. There was also a disagreement related to the existence of sufficient competent evidential matter supporting the insurance recoverability of the fraud loss as of the date of our report. These disagreements were satisfactorily resolved and management agreed to record the identified fraud loss and to disclose the uncertainties surrounding the recovery from insurance and the potential for additional losses.

All of the foregoing matters have been discussed and noted in communications with the Company's Audit Committee.

(d) The Audit Committee for the Company is presently in the process of selecting a new independent auditor. The Company's Audit Committee has authorized McFarland & Alton to respond fully to inquiries of the successor accountants. The Company will file a Form 8-K when the selection of the new auditor has been made.

(e) A letter from McFarland & Alton addressed to the Securities and Exchange Commission is included as Exhibit 16 to this Form 8-K.

                 Item 6. Resignations of Registrant's Directors

(a) On April 21, 1997, Stan Horton, a Director of the United Security Bancorporation (the "Company") tendered his resignation from the Board of Directors of the United Security Bancorporation and any and all of its subsidiaries. Director Horton stated the basis for his resignation was his lack of faith in the internal control structure and the personnel in charge of these controls.

(b) The Company has and has had in place what it believes to be appropriate internal control policies and procedures. The fraud loss was the result of circumvention of these policies and procedures. In response to the fraud loss, the Company has taken steps to further tighten and improve these polices and procedures.

(c) A copy of the Director's letter is included as Exhibit 17 to this Form 8-K.

                    Item 7. Financial Statements and Exhibits

(c)      Exhibits:

Number         Description
------         -----------
16             Letter of McFarland & Alton to the Securities & Exchange
               Commission included herein pursuant to the requirements of Item
               304(a) of Regulation S-K.

17 Resignation letter from Director Horton is included herein pursuant to the requirements of subsection (c) of Item 6.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 28, 1997



                                   UNITED SECURITY BANCORPORATION


                                   By:     /s/    Chad Galloway
                                      ---------------------------------
                                   Name:    Chad Galloway
                                   Title:   Vice President and
                                            Chief Financial Officer






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